Second Quarter 2026 Financial Results and Business Update August 4, 2026 Exhibit 99.2

Forward-looking statements disclosure This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events, progress, timing or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future operations, financial results and the financial condition of Syndax Pharmaceuticals, Inc. (“Syndax” or the “Company”), including financial position, strategy and plans, the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for Syndax’s product candidates, the progress of regulatory submissions and approvals and subsequent commercialization and the potential use of Syndax’s product candidates to treat various cancer indications and fibrotic diseases, and Syndax’s expectations for liquidity and future operations, are forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; the impact of macroeconomic conditions (the Russia-Ukraine war, inflation, among others) on Syndax’s business and that of the third parties on which Syndax depends, including delaying or otherwise disrupting Syndax’s clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; failure of our collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Moreover, Syndax operates in a very competitive and rapidly changing environment. Other factors that may cause our actual results to differ from current expectations are discussed in Syndax’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. New risks emerge from time to time. It is not possible for Syndax’s management to predict all risks, nor can Syndax assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither Syndax nor any other person assumes responsibility for the accuracy and completeness of the forward- looking statements. Syndax undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in Syndax’s expectations.

Strong 2Q26 results with multiple drivers for sustainable growth

ROBUST 2Q26 COMMERCIAL DEMAND

- **$55M in Revuforj net revenue** (+91% y/y), highlighting leadership in menin inhibition, robust demand in NPM1 and KMT2A, and an increasing average duration of therapy
- **$60M in Niktimvo net revenue** (+67% y/y), resulting in $18M in collaboration revenue
- **$73M in total revenue to Syndax** (+92% y/y)

EXCELLENT PIPELINE PROGRESS

- Advanced leadership in menin inhibition; **positioned to be 1st to frontline (1L) AML**
- On track for **Ph 2 axatilimab data in IPF and 1L cGVHD in 4Q26**
- Announced **two new pipeline assets with first- and best-in-class potential** in EGFRm NSCLC and myelofibrosis

SOLID FINANCIAL FOUNDATION

- **$575M in cash** and equivalents; fully funded to advance strategic priorities
- **Driving towards profitability** with growing product revenues and strong patent protection into at least late 2030s[1]

1. Patent protection into at least late 2030s for Revuforj and Niktimvo and at least 2040s for SNDX-4321 and SNDX-62122.
y/y, year-over-year; IPF, idiopathic pulmonary fibrosis; cGVHD, chronic graft-versus-host disease; EGFRm NSCLC, EGFR-mutated non-small cell lung cancer

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Strong 2Q26 Revuforj results with sixth consecutive quarter of double-digit net revenue and prescription growth TRx, total prescriptions; HSCT, hematopoietic stem cell transplant; Tx, treatment ~1,630 patients treated commercially since launch 2Q26 Revuforj results $54.7M net revenue >30% of 2Q26 net revenue from NPM1 business ~1,500 total prescriptions ~121% growth vs. 2Q25 ~15% growth vs. 1Q26 91% growth vs. 2Q25 12% growth vs. 1Q26 $49M $55M $44M $32M $29M $8M $20M 1,500 1,300 1,150 850 680 500 130 Net revenue Approx. TRx 2Q growth reflects an increasing average treatment duration, primarily driven by a growing pool of patients on Tx post-HSCT Quarterly results

Strong fundamentals in place to drive Revuforj growth

NEW PATIENT STARTS × **TREATMENT DURATION** = **MARKET OPPORTUNITY**

NEW PATIENT STARTS

- Opportunity to address **~6.5K R/R patients annually:**
  - **~2K patients with R/R KMT2A-translocated** acute leukemia
  - **~4.5K patients with R/R NPM1-mutated** AML
- Only FDA approved menin inhibitor for R/R KMT2A patients
- Leader in R/R NPM1m with room for further growth

TREATMENT DURATION

- **Increasing average treatment duration** driven by evolving clinical practice
- Used in **early lines of R/R treatment and in combinations:**
  - ~75% of use in 2L/3L
  - ~40% of use in combination
- **~50% of KMT2A patients proceed to HSCT and ~50% have resumed Tx thus far**

MARKET OPPORTUNITY

- Comprehensive clinical development program underway targeting **$5B+ U.S. TAM across R/R and frontline acute leukemia**

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Revuforj is positioned for success with an outstanding commercial foundation All covered lives includes all commercially covered lives plus Medicare and Medicaid lives. Excellent payer coverage with no meaningful barriers to access of all covered lives with formulary coverage for both Revuforj indications 98% Broad and expanding prescriber base of Tier 1+2 accounts activated 88% total accounts (+11% q/q growth) >580

Strong Niktimvo 2Q26 results driven by robust demand >300 2Q26 new patients ~5,750 2Q26 infusions administered Syndax records 50% of the Niktimvo net commercial profit, defined as net revenue (recorded by Incyte) minus the cost of sales and commercial expenses. $60.3M 2Q26 net revenue to INCY 67% growth vs. 2Q25 9% growth vs. 1Q26 $18.1M 2Q26 collaboration revenue to SNDX 93% growth vs. 2Q25 13% growth vs. 1Q26 Performance reflects strong, consistent new patient starts and solid persistency

Niktimvo is positioned for continued growth and success in cGVHD Extended Tx Durations to Address Chronic Disease Broad Prescriber Base Strong Adoption in 4L with Growing Use in 3L cGVHD ~60-70% of patients stay on therapy for at least 12 months Strong Commercial Synergies Approx. one-third of 3L+ cGVHD market within 1.5 years of launch Nearly every U.S. BMT center has ordered and become a repeat customer Niktimvo targets overlap with key accounts where Syndax and Incyte have deep relationships 3L, third line; 4L, fourth line; BMT, bone marrow transplant centers; Tx, treatment

Recent medical meetings and publications highlight Syndax's scientific leadership in menin inhibition

June	June	June	July
ASCO	eha	Journal of Clinical Oncology® An American Society of Clinical Oncology Journal	Cancer Cell
Presented 4 revumenib abstracts, including an oral presentation of post-HSCT maintenance data	Presented 12 revumenib abstracts spanning multiple acute leukemia settings and subtypes	Published first data for an all-oral, menin-based combo in R/R NPM1m, KMT2Ar, & NUP98r AML	Published landmark preclinical data showing potential for menin inhibition in MPNs


2026 ASCO ANNUAL MEETING
Revumenib as Maintenance for AML Following Allogeneic Stem Cell Transplantation


Clinical Activity of Revumenib in Patients With Relapsed/Refractory NUP98-Rearranged Acute Leukemias


All-Oral Combination of Revumenib, Decitabine, and Venetoclax for Relapsed or Refractory AML (SAVE)


Cancer Cell
Article
Menin-dependent megakaryocyte proliferation and fibrosis in myeloproliferative neoplasms

Additional 1L, maintenance, real-world, and R/R revumenib data anticipated in 2H26 + beyond

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MPN, Myeloproliferative neoplasms

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A ROBUST AND GROWING PIPELINE OF PROGRAMS

Positioned to be the 1st to deliver pivotal 1L data for a menin inhibitor

Phase 2 axatilimab data in IPF and 1L cGVHD anticipated in 4Q26

At least 4 innovative assets expected in the clinic in 2027

Asset	Setting	Pre-clinical	Ph 1	Ph 2	Ph 3	FDA approved
Revumenib	R/R acute leukemia					
	1L AML (with SOC drugs)					
	Post-HSCT maintenance					
	MRD relapse					
	Myelofibrosis (proof-of-principle)					
Axatilimab	R/R cGVHD					
	1L cGVHD (with steroids)*					
	1L cGVHD (with rux)*					
	IPF					
NEW SNDX-4321	EGFRm NSCLC					
SNDX-62122 (next-gen menin inhibitor)	Myelofibrosis					

R/R, relapsed or refractory; 1L, frontline; AML, acute myeloid leukemia; SOC, standard of care; MRD, measurable residual disease; cGVHD, chronic graft-versus-host disease; rux, ruxolitinib; IPF, idiopathic pulmonary fibrosis; NSCLC, non-small cell lung cancer. *Trials led by Incyte.

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Expanding our pipeline to fuel the next phase of innovation and growth

SNDX-4321


EGFR
ATP site
SNDX-4321 allosteric binding site

Mutant-selective, CNS-penetrant, allosteric EGFR inhibitor for NSCLC

- Novel approach to addressing patients with L858R mutations, CNS metastases, atypical activating mutations, or acquired resistance to current drugs
- **Allosteric approach allows for:**
  - ✓ **SNDX-4321 and ATP-site directed drugs (e.g., Tagrisso) to bind EGFR at the same time** (‘double drugging’ may enhance efficacy and delay resistance)
  - ✓ **High selectivity** (supports tolerability and combinability)
- **IND submission expected by YE26**; demonstration of monotherapy activity anticipated early 2028

SNDX-62122



Next-generation menin inhibitor for myelofibrosis (MF)

- Novel, **potentially disease-modifying mechanism in MF**
- **1st candidate from our internally developed, wholly owned library of next-gen menin inhibitors**
- Profile:
  - ✓ Higher potency, increased selectivity, optimized PK, and activity against common resistance mutations
- **IND submission + Ph 1 initiation expected in 2027**, building on proof-of-principle trial of revumenib in MF

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Strong financial position with growing revenue and a robust balance sheet Financial Summary ($ in millions) Three Months Ended June 30 2026 2025 Product revenue, net 54.7 28.6 Collaboration revenue, net 18.1 9.4 Total revenues 72.8 38.0 Cost of product sales (3.2) (1.3) Research & development (R&D) (68.0) (62.2) Selling, general and administrative (SG&A) (41.5) (43.8) Total operating expenses (112.8) (107.3) Other (expense) income, net (9.4) (2.5) Net loss (49.4) (71.8) Totals may not sum due to rounding; 1. Includes short- and long-term investments; 2. Includes pre-funded warrants to purchase 285,714 common shares (rounded). AS OF 30 JUN 2026: $575.1M in cash and equivalents1 89.4M shares outstanding2 2026 R&D + SG&A EXPENSE GUIDANCE:  $400M, excluding $50M in expected stock option expense On the road to profitability

Phase 2 readouts in IPF and 1L cGVHD in 4Q26 target new multi-billion-dollar opportunities Positioned to be 1st menin approved in 1L AML; peak annual net revenue in excess of $2B expected in the U.S. alone Two pipeline assets with best-in-class and blockbuster potential in EGFRm NSCLC and myelofibrosis Funded through profitability with capital to drive innovation and long-term value creation $575M in cash and equivalents Next-generation menin inhibitor Mutant-selective, allosteric EGFR inhibitor WELL POSITIONED FOR LONG-TERM GROWTH WITH MULTIPLE BLOCKBUSTER OPPORTUNITIES AND UPCOMING MILESTONES

Multiple near-term catalysts and blockbuster opportunities

Anticipated milestones

Revuforj (revumenib) & SNDX-62122	**Acute Leukemia** • Advance global enrollment in pivotal 1L trials of revumenib • New 1L, maintenance, real-world, and R/R revumenib data in 2H26 + beyond • Publish R/R NUP98r data in 4Q26 **Myelofibrosis** • Initiate Ph 1/2 proof-of-principle trial with revumenib in 4Q26; initial data 2H27 • Submit IND and initiate Ph 1 SNDX-62122 trial in 2027
Niktimvo (axatilimab-csfr)	**Chronic GVHD** • Ph 2 axatilimab + ruxolitinib data in 4Q26 • Ph 3 axatilimab + corticosteroid data early 2028 **Idiopathic pulmonary fibrosis** • Ph 2 MAXPIRe data in 4Q26
SNDX-4321	**EGFRm NSCLC** • Submit IND by YE 2026 • Initiate Ph 1 trial in 2027; initial data early 2028

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Sarah, diagnosed with R/R acute leukemia FUELED BY A PASSION FOR PATIENTS